UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2008 (April 30, 2008)
FRANKLIN BANK CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50518 (Commission File Number)	11-3626383 (I.R.S. Employer Identification No.)

9800 Richmond Avenue, Suite 680	Houston, Texas 77042

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (713) 339-8900
Not applicable.

(Former name or former address, if changed since last report.)
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02	Results of Operations and Financial Condition.
     Franklin Bank, S. S. B. (the “Bank”), a subsidiary of Franklin Bank Corp. (“Franklin”), is required quarterly to submit to the Federal Deposit Insurance Corporation (the “FDIC”) the Bank’s Consolidated Reports of Condition and Income, referred to herein as “call reports.” On May 1, 2008, Franklin issued a press release disclosing that the Bank had submitted to the FDIC its call report for the three months ended March 31, 2008 (the “March 2008 Call Report”). In addition, Franklin disclosed in the press release that the Bank had also submitted to the FDIC amended call reports for the nine months ended September 30, 2007 (the “Amended September Call Report”) and the twelve months ended December 31, 2007 (the “Amended December Call Report”).
     As previously reported, Franklin’s filing of its annual report on Form 10-K for the year ended December 31, 2007 has been delayed. On January 31, 2008, Franklin issued a press release reporting its preliminary results of operations for the three months and year ended December 31, 2007. Based on Franklin’s ongoing review and evaluation of its 2007 financial statements, the information contained in the January 31, 2008 press release should no longer be relied upon.
     A copy of the May 1, 2008 press release is furnished with this report as Exhibit 99.1, and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Section 4 — Matters Related to Accountants and Financial Statements

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
     (a) As previously reported, Franklin’s filing of its annual report on Form 10-K for the year ended December 31, 2007 has been delayed. Based on Franklin’s ongoing review and evaluation of its 2007 financial statements, certain changes to the Bank’s financial statements are necessary.
     The findings requiring the amendments to the Bank’s financial statements for the period ended September 30, 2007 will result in an amendment of Franklin’s Form 10-Q previously filed for that period (the “September Form 10-Q”). Accordingly, Franklin concluded on April 25, 2008 that the information contained in the September Form 10-Q should no longer be relied upon. Franklin will file an amended Form 10-Q for the quarter ended September 30, 2007 as soon as practicable.

     Based on its ongoing review of its financial statements, the Bank determined that the accounting for certain delinquent single family loans being serviced by third parties, other real estate owned, and the Bank’s newly created single family loan modification programs to mitigate foreclosure losses (established pursuant to a proposal by President Bush in August 2007) should be revised.
     As a result of not filing Franklin’s Form 10-K timely and thereby not being able to finalize the 2007 financial results, information we obtained subsequent to each quarter end (e.g. losses realized on foreclosures or declines in value of collateral) provide additional data for management to use in its evaluation of estimates and of values associated with liabilities and assets which should be utilized in determining the amount to be recorded in the quarter during which the liabilities and assets are being valued. This has affected our financial results because we must consider in these results all relevant information that becomes available prior to the issuance of the 2007 financial statements. Franklin continues to evaluate the impact of subsequent information obtained while the December 2007 books and records remain open.
     The Chief Financial Officer of Franklin has discussed the matters disclosed in this Item 4.02(a) with Deloitte & Touche LLP, Franklin’s independent accountants.
Section 7 Regulation FD

Item 7.01	Regulation FD Disclosure
     The Bank is required quarterly to submit call reports to the FDIC. On May 1, 2008, Franklin issued a press release disclosing that the Bank had submitted to the FDIC the March 2008 Call Report. In addition, Franklin disclosed in the press release that the Bank had also filed with the FDIC the Amended September Call Report and the Amended December Call Report.
     A copy of the press release is furnished with this report as Exhibit 99.1, and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that

Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Section 8 Other Events
Item 8.01 Other Events
     Additional Risk Factor
     Item 1A of Franklin’s Annual Report on Form 10-K for the year ended December 31, 2006 and Item 1A of Franklin’s Quarterly Report on Form 10-Q for the six months ended June 30, 2007 sets forth information relating to the material risks and uncertainties that affect Franklin’s business. These risk factors continue to be relevant to an understanding of Franklin’s business, financial condition and results of operations. In addition, Franklin has identified the following addition risk factor that could materially affect Franklin’s business, financial condition and results of operation.
     The expenses and other effects of the Audit Committee Investigation could materially and adversely affect Franklin’s growth business strategy and financial performance.
     Franklin has incurred material legal, accounting and other costs in connection with the audit committee investigation that will adversely affect reported results of operation for 2007 and 2008. The investigation also may result in additional costs related to regulatory and other legal proceedings. In addition, management and the board of directors have spent considerable time on the investigation during 2008. The combination of material expenditure of funds and time by management and the board of directors may adversely affect Franklin’s ability to achieve its business strategy during 2008. Franklin is unable to predict the future effects of the investigation and the outcome it may have upon the financial condition or results of operation of Franklin, or upon the officers, directors and employees of Franklin or the Bank.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits.
     Pursuant to general instruction B.2. of Form 8-K, the following exhibit shall be deemed to be furnished, rather than filed, with this report.
99.1	Press Release of Franklin Bank Corp., dated May 1, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN BANK CORP.
Dated: May 1, 2008	By:	/s/ Russell McCann
Russell McCann
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Franklin Bank Corp. dated May 1, 2008